northerntrust.com | © 2026 Northern Trust Corporation FIRST QUARTER 2026 EARNINGS REVIEW April 21, 2026

Financial and Strategic Highlights

FINANCIAL HIGHLIGHTS

	1Q26
Revenue Growth, YoY	+14%
Expense Growth, YoY	+6%
EPS Growth, YoY	+43%
Operating Leverage	~740 bps
Pre-Tax Margin	32.0%
ROE	17.4%
Payout Ratio	100%

STRATEGIC HIGHLIGHTS

Enterprise
- Continued improvement in financial performance
- Client-centric capability model delivering efficiency gains
- Moving into next phase of firmwide A.I. strategy

Wealth Management
- Strength in both advisory and product fees
- Scaling Family Office Solutions
- Alternatives build-out on track

Asset Servicing
- Expanded leadership position in Alts and Asset Owners
- Robust Capital Markets growth
- Digital assets strategy gaining traction

Asset Management
- Ongoing momentum in liquidity, alts and equities
- Early success with 3rd party distribution
- Recognized by Barron's as a top five fund family

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3northerntrust.com | © 2026 Northern Trust Corporation Financial Highlights

4northerntrust.com | © 2026 Northern Trust Corporation Financial Highlights & Key Metrics – 1Q 2026 ¹ Revenue and pre-tax margin stated on a fully taxable equivalent (FTE) basis are non-GAAP financial measures. A reconciliation to reported revenue and reported pre-tax margin prepared in accordance with U.S. generally accepted accounting principles (GAAP) is included in the Appendix on page 11. 2 Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission. *Refer to page 12 for additional detail on notable items. % CHANGE VS. 4Q 2025 1Q 2025 Revenue (FTE¹) $2,213.2M 4% 14% Noninterest Expense $1,508.0M 1% 6% Net Income $525.5M 13% 34% Earnings Per Share $2.71 12% 43% Assets under Custody / Administration2 (AUC/A) $18.6T (1%) 10% Assets under Custody2 (AUC) $14.8T (1%) 11% Assets under Management2 (AUM) $1.8T (1%) 11% 32.0% Pre-Tax Margin(FTE)¹ ~740 bps Positive operating leverage 17.4% Return on EquityCET1 Ratio 12.0% Common Stock Dividends Declared $150.8M Common Stock Repurchased $358.9M Total Payout Ratio 100% • $68.5 million in net unfavorable pre-tax items in 4Q 2025 NOTABLE ITEMS* INCOME STATEMENT CLIENT ASSETS CAPITAL

5northerntrust.com | © 2026 Northern Trust Corporation Wealth Management Trust, Investment and Other Servicing Fees ($ in millions) +11% +4% Wealth Management Highlights Categories may not sum due to rounding. 1 Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission. 2 4Q25 pre-tax margin included $15.2 million in unfavorable notable items. % CHANGE VS. Key Indicators (in billions): 1Q 2026 4Q 2025 1Q 2025 Assets under Custody / Administration (AUC/A)1 $ 1,265 (2%) 13% Assets under Custody (AUC)1 $ 1,254 (2%) 13% Assets under Management (AUM)1 $ 498 (2%) 11% Average Deposits $ 26 — % 5 % Average Loans $ 35 1% — % 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Pre-Tax Profit2 $ 304 $ 310 $ 342 $ 342 $ 330 Pre-Tax Margin2 37% 37% 41% 39% 37% % CHANGE QoQ YoY 7% 11% 2% 8% 4% 10% 4% 13%

6northerntrust.com | © 2026 Northern Trust Corporation % CHANGE VS. Key Indicators (in billions): 1Q 2026 4Q 2025 1Q 2025 Assets under Custody / Administration (AUC/A)1 $ 17,289 (1%) 9% Assets under Custody (AUC)1 $ 13,521 (1%) 11% Assets under Management (AUM)1 $ 1,287 (1%) 11% Average Deposits $ 102 11% 15 % Average Loans $ 6 (2)% (2)% Asset Servicing Trust, Investment and Other Servicing Fees ($ in millions) Asset Servicing Highlights +10% +1% Categories may not sum due to rounding. 1 Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission. 2 4Q25 pre-tax margin included $43.6 million in unfavorable notable items. 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Pre-Tax Profit2 $ 236 $ 271 $ 294 $ 326 $ 373 Pre-Tax Margin2 21% 23% 25% 26% 28% % CHANGE QoQ YoY 14% 5% 1% 31% 2% 11% — % 10%

Net Interest Income and Balance Sheet Trends



Average Earning Assets
($ in billions)
11%
+7%
% CHANGE
QoQ
YoY
$138
$146
$139
$143
$154
$8
$9
$9
$11
$11
— %
36 %
$41
$41
$42
$41
$41
1 %
— %
$52
$52
$55
$57
$60
5 %
15 %
$37
$44
$34
$35
$43
21 %
15 %
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026
Federal Reserve and Other Central Bank Deposits
Debt Securities
Loans
Other Earning Assets²



Net Interest Income (FTE¹)
($ in millions)
+15%
+1%
$574
$615
$596
$654
$662
1.69%
1.69%
1.70%
1.81%
1.75%
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026
Net Interest Income (FTE¹)
Net Interest Margin (FTE¹)

Categories may not sum due to rounding.

[1] Net interest income and net interest margin stated on an FTE basis are non-GAAP financial measures. A reconciliation of these measures to reported results prepared in accordance with U.S. GAAP is included in the Appendix on page 11.

[2] Other Earning Assets includes Interest-Bearing Due from and Deposits with Banks, Federal Funds Sold and Securities Purchased under Agreements to Resell, and Other Interest-Earning Assets.

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8northerntrust.com | © 2026 Northern Trust Corporation Total Noninterest Expense ($ in millions) Noninterest Expense Categories may not sum due to rounding. 1Refer to page 12 for additional detail on notable items. Notables1 1Q26: none 4Q25: ◦ $58.8 million severance-related charges: ◦ $58.2 million recognized in Compensation and Benefits ◦ $0.6 million recognized in Outside Services ◦ $9.5 million FDIC reserve release recognized in Other Operating Expense +6% +1% % CHANGE QoQ YoY 5% 7% (9)% (4)% 2% 10% (5)% (3)% 2% 9%

9northerntrust.com | © 2026 Northern Trust Corporation Standardized Tier 1 Leverage Capital Highlights • Robust capital and liquidity ◦ $12.0 billion in Tier 1 capital ◦ 66% of average deposits covered by highly liquid assets including 33% by cash and central bank deposits ◦ Net unrealized after-tax losses on available- for-sale securities of $445.9 million as of March 31, 2026 • Declared $150.8 million in common stock dividends and $16.2 million in preferred stock dividends in 1Q 2026 • Repurchased $358.9 million of common stock in 1Q 2026 • 100% total payout ratio Northern Trust Corporation Capital Ratios 1Q 2026 Capital Ratios STANDARDIZED APPROACH ADVANCED APPROACH Common Equity Tier 1 Capital 12.0% 14.3% Tier 1 Capital 12.9% 15.3% Total Capital 15.3% 18.0% Tier 1 Leverage 7.3% 7.3% Supplementary Leverage N/A 8.5% Standardized Common Equity Tier 1 Capital Update Capital ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission. 7.0% Regulatory Minimum 4.0% Regulatory Minimum

10northerntrust.com | © 2026 Northern Trust Corporation Appendix

Reconciliation of Non-GAAP Financial Measures

The following table presents a reconciliation of interest income, net interest income, net interest margin, total revenue, pre-tax income, and profit margin (pre-tax) prepared in accordance with GAAP to such measures on a fully taxable equivalent (FTE) basis, which are non-GAAP financial measures. Management believes this presentation provides a clearer indication of these financial measures for comparative purposes. The adjustment to an FTE basis has no impact on net income.

	QUARTERS				
	2026	2025			
($ in Millions)	FIRST	FOURTH	THIRD	SECOND	FIRST
Net Interest Income					
Interest Income - GAAP	$ 2,234.0	$ 2,126.6	$ 2,144.3	$ 2,212.8	$ 2,140.9
Add: FTE Adjustment	$ 7.6	$ 12.7	$ 5.5	$ 4.7	$ 5.6
Interest Income (FTE) - Non-GAAP	$ 2,241.6	$ 2,139.3	$ 2,149.8	$ 2,217.5	$ 2,146.5
Net Interest Income - GAAP	$ 654.0	$ 641.6	$ 590.8	$ 610.5	$ 568.1
Add: FTE Adjustment	$ 7.6	$ 12.7	$ 5.5	$ 4.7	$ 5.6
Net Interest Income (FTE) - Non-GAAP	$ 661.6	$ 654.3	$ 596.3	$ 615.2	$ 573.7
Net Interest Margin - GAAP	1.73 %	1.78 %	1.68 %	1.68 %	1.67 %
Net Interest Margin (FTE) - Non-GAAP	1.75 %	1.81 %	1.70 %	1.69 %	1.69 %
Total Revenue					
Total Revenue - GAAP	$ 2,205.6	$ 2,123.1	$ 2,025.4	$ 1,997.9	$ 1,940.0
Add: FTE Adjustment	$ 7.6	$ 12.7	$ 5.5	$ 4.7	$ 5.6
Total Revenue (FTE) - Non-GAAP	$ 2,213.2	$ 2,135.8	$ 2,030.9	$ 2,002.6	$ 1,945.6
Pre-Tax Income					
Pre-Tax Income - GAAP	$ 700.6	$ 633.8	$ 619.5	$ 564.8	$ 521.4
Add: FTE Adjustment	$ 7.6	$ 12.7	$ 5.5	$ 4.7	$ 5.6
Pre-Tax Income (FTE) - Non-GAAP	$ 708.2	$ 646.5	$ 625.0	$ 569.5	$ 527.0
Profit Margin (Pre-Tax)					
Profit Margin (Pre-Tax) - GAAP	31.8 %	29.9 %	30.6 %	28.3 %	26.9 %
Profit Margin (Pre-Tax) (FTE) - Non-GAAP	32.0 %	30.3 %	30.8 %	28.4 %	27.1 %

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12northerntrust.com | © 2026 Northern Trust Corporation Notable Item Summary QUARTER 2025 ($ in Millions) FOURTH Revenue Impacts, pre-tax Mark-to-market activity on Visa swap agreements $ (19.2) Total favorable / (unfavorable) impact $ (19.2) Expense Impacts, pre-tax FDIC special assessment $ (9.5) Severance-related charges $ 58.8 Total (favorable) / unfavorable impact $ 49.3

13northerntrust.com | © 2026 Northern Trust Corporation Forward-Looking Statements This presentation may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, market and industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements. This presentation should be reviewed together with Northern Trust Corporation’s First Quarter 2026 earnings press release.

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